                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY


The undersigned directors of Oil States International, Inc. (the "Company") do hereby constitute and appoint Douglas E. Swanson and Cindy B. Taylor, and each of them, with full power of substitution, our true and lawful attorneys-in-fact and agents to do any and all acts and things in our name and behalf in our capacities as directors, and to execute any and all instruments for us and in our names in such capacities indicated below which such person may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Company's annual report on Form 10-K for the year ended December 31, 2004, including specifically, but not limited to, power and authority to sign for us, or any of us, in our capacities indicated below and any and all amendments thereto; and we do hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned have executed this Power of Attorney as of the dates set forth beside their respective names below.


             SIGNATURE                                 TITLE                             DATE
             ---------                                 -----                             ----
   /s/ L. E. Simmons                            Chairman of the Board                March 1, 2005
------------------------------------
       L. E. Simmons

   /s/ Martin Lambert                                 Director                       March 1, 2005
------------------------------------
       Martin Lambert

   /s/ S. James Nelson                                Director                       March 1, 2005
-----------------------------------
       S. James Nelson

   /s/ Mark G. Papa                                   Director                       March 1, 2005
------------------------------------
       Mark G. Papa

   /s/ Gary L. Rosenthal                              Director                       March 1, 2005
------------------------------------
       Gary L. Rosenthal

   /s/ Andrew L. Waite                                Director                       March 1, 2005
------------------------------------
       Andrew L. Waite

   /s/ Stephen A. Wells                               Director                       March 1, 2005
-----------------------------------
       Stephen A. Wells